Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. § 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Yan Yihong, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2011 of China-Biotics, Inc. (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of China-Biotics, Inc.

A signed original of this written statement required by Section 906 has been provided to China-Biotics, Inc. and will be retained by China-Biotics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Yan Yihong
Yan Yihong
Chief Financial Officer
June 24, 2013